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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Service Providers" and to the use of our report dated December 10, 1998, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-17604) of The Treasurer's Fund, Inc.

                                             /s/ Ernst & Young LLP

New York, New York
December 10, 1998